UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2008

POWERSAFE TECHNOLOGY CORP.

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(Exact name of Registrant as specified in its charter)

Delaware --------------------------------- (State or other jurisdiction of incorporation)	333-143645 ------------------------------- (Commission File Number)	98-0522188 ------------------------------------- (IRS Employer Identification No.)

c/o David Lubin & Associates, PLLC

26 E. Hawthorne Avenue

Valley Stream, NY 11580

(Address of principal executive offices)

516-887-8200

(Registrant's Telephone Number, Including Area Code)

_____________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

On December 17, 2008, Powersafe Technology Corp., a Delaware corporation (the “Company”), distributed a packet of information regarding Amplification Technologies, Inc. to potential investors. A copy of the information is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of business acquired.  Not applicable

(b) Pro forma financial information.  Not applicable

(c) Exhibits

Exhibit 99.1	Information regarding Amplification Technologies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 17, 2008

POWERSAFE TECHNOLOGY CORP.
By:	/s/ Jack N. Mayer
Name:	Jack N. Mayer
Title:	President